UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2007

UOMO MEDIA INC.

(Exact name of registrant as specified in its charter)

Nevada

333-131621

20-1558589

(State or other jurisdiction

(Commission

   (IRS Employer

   of incorporation)

File Number)

Identification No.)

161 Bay St., 27th Floor, Toronto, Ontario, Canada

M5J 2S1

(Address of principal executive offices)

               (Zip Code)

Registrant’s telephone number, including area code (416) 214-1516

First Source Data, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On September 25, 2007, our Board of Directors and holders of shares representing 85.4% of our issued and outstanding common stock authorized an amendment to our Amended and Restated Articles of Incorporation, as amended, to change our name from “First Source Data, Inc.” to “UOMO Media Inc.” On October 9, 2007, we filed with the Nevada Secretary of State a Certificate of Change to give effect to this amendment. The amendment was effective on October 30, 2007.

The currently outstanding stock certificates evidencing shares of our common stock bearing the name "First Source Data, Inc." will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will not affect the validity of any stock certificates that were issued before this amendment became effective.

The foregoing description of the Certificate of Amendment to Articles of Incorporation is qualified in its entirety by, and made subject to the more complete description included in the Certificate of Amendment to Articles of Incorporation, included as Exhibit 3.1, filed herewith.

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks and uncertainties detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description

3.1

Certificate of Amendment to Articles of Incorporation, dated October 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UOMO Media, Inc.

(Registrant)

Date: November 1, 2007

/s/ Javed Mawji

 (Signature)

Name: Javed Mawji

Title: Chief Executive Officer

Exhibit 3.1

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684-6705

Website: secretaryofstate.biz

Filed in the office of

Document Number

/s/ Ross Miller

20070687779-03

         Certificate of Amendment

Ross Miller

Filing Date and Time

   (PURSUANT TO NRS 78.385 AND 78.390)

Secretary of State

10/09/2007  8:00 AM

State of Nevada

Entity Number

C15552-2004

USE BLACK INK ONLY – DO NOT HIGHLIGHT

          ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:

FIRST SOURCE DATA, INC.

2. The articles have been amended as follows (provide article numbers, if available):

The text of Article First has been changed to the text contained in the quotation marks below:

“The name of the corporation shall be:

UOMO MEDIA INC.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favour of the amendment is:  85.4% APPROVED

4. Effective date of filing (optional):

10/30/07

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required):

 X /s/ Javed Mawji

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

      Nevada Secretary of State AM 78.365 Amend  2007

           Revised on: 01/01/2007